DELAWARE(SM)
INVESTMENTS
-----------


Delaware Tax-Free New Mexico Fund

Tax-Exempt Income

2001 SEMI-ANNUAL REPORT


(Tax-Exempt Income Artwork)

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------


TABLE OF CONTENTS
-----------------

Letter to Shareholders                     1

Portfolio Management
Review                                     3

Performance Summary                        5

Financial Statements

  Statement of Net Assets                  6

  Statement of Assets and Liabilities      8

  Statement of Operations                  9

  Statements of Changes in
  Net Assets                              10

  Financial Highlights                    11

  Notes to Financial
  Statements                              14

A Commitment to Our Investors

Experience
[] Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.
[] We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
[] We strive to deliver consistently good performance in all asset classes.
[] We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service
[] We are committed to providing the highest standards of client service.
[] You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
[] We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
[] Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
[] We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates manage approximately $88 billion in assets as of March 31, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

"IN CONTRAST TO THE CORPORATE SECTOR, STATE AND LOCAL GOVERNMENT CREDIT WORTH GENERALLY DID NOT WEAKEN IN THE FALL OF 2000."

April 9, 2001

Recap of Events -- During the six-month period ended February 28, 2001, the U.S. economy slowed significantly. Weak corporate profits and a rash of discouraging economic indicators during the period contributed to poor performance in U.S. stock indexes and led the Federal Reserve Board to begin a series of interest rate cuts in January.

The dim profit picture led to frequent credit downgrades for U.S. corporations. As a result, investors seeking refuge in fixed-income investments often reached for securities with the highest credit ratings. In contrast to the corporate sector, state and local government credit worth generally did not weaken in the fall of 2000. As a result, municipal bonds were among those investments that often appealed to safety-seeking investors.

With many investors looking to offset higher-risk holdings, demand for municipal bonds generally remained strong throughout the six months. At the start of the period in September 2000, municipal bond markets in many states were experiencing high demand from individual investors, but low volumes of new bond issuance. Tight supply, coupled with high demand, allowed municipal bond markets to rally late in 2000.

After a quiet start to 2001 in which supply remained scarce, new municipal bond issuance increased quickly and was booming by the end of February. The national 30-day visible supply, an indicator of bond issues coming to market over the next month, had climbed by February 28, 2001 to more than $9 billion -- an extremely high level of upcoming issuance (Source: Thomson Municipals Group). The result was generally better bond selection in many states, as well as higher yields.

As of February 28, 2001, the national average yield on the 30-year AAA municipal bond stood at 5.29%. By comparison, the 30-year Treasury bond was yielding 5.28% and the two-year Treasury note 4.36% (Source: Bloomberg).*

Total Return

For the Period Ended February 28, 2001                                Six Months
--------------------------------------------------------------------------------
Delaware Tax-Free New Mexico Fund -- Class A Shares                     +3.71%
Lipper Other States Municipal Debt Funds Average (82 funds)             +4.29%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                                    +5.19%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 5. The Lehman Brothers Municipal Bond Index is an unmanaged composite that tracks investment-grade corporate and government bonds. The Lipper category represents the average returns of a peer group of municipal bond funds with similar investment objectives tracked by Lipper (Source: Lipper, Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

*Unlike U.S. Treasuries, the U.S. government does not guarantee the payment of principal and interest on municipal bonds.

Delaware Tax-Free New Mexico Fund returned +3.71% (Class A shares at net asset value with distributions reinvested) during the six months ended February 28, 2001. The Fund underperformed its Lipper peers and its benchmark index, Lehman Brothers Municipal Bond Index, which returned +4.29% and +5.19%, respectively. On the following pages, management discusses the Fund's performance for the six months ended February 28, 2001.

Market Outlook -- Although the slowing U.S. economy poses challenges to municipal investors, we are cautiously optimistic about the rest of the year.

Municipal credit upgrades by Moody's Investors Service outpaced downgrades in 2000 by a ratio of greater than five to one overall, and greater than 10 to one among tax-backed municipal bonds. Although we believe that municipal credit should remain strong, we think that 2001 will be hard-pressed to repeat those numbers. In our opinion, a slower pace of consumer spending and job creation, coupled with weakening real estate price appreciation, could diminish municipal tax revenue growth during the coming year. Yet we believe a number of factors are currently working in favor of municipal credit, including strong debt protection, slower debt growth, and more conservative budgets that are a result of anticipation of weaker revenue growth.

Municipal bond investors may also have noticed that a White House tax cut could be in store for this year. We expect the effects of any such cut on the municipal markets to be minimal, and slow in evolving. The approval process for a tax bill is likely to be drawn out, and any plan calling for slowly phased-in decreases in tax rates is unlikely to have a strong near-term impact for municipal investors.

More importantly, we think there is evidence that the current economic downturn may be modest and short-lived. Presently, it appears that the Federal Reserve Board is likely to try to stimulate the economy through further interest rate cuts in 2001 -- a factor which could benefit your Fund going forward.

We believe that municipal bond funds continue to be important investment vehicles which can provide diversification and tax-advantaged investing.* Thank you for your continued commitment to Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
------------------------------------      --------------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

* A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

PORTFOLIO MANAGEMENT REVIEW
---------------------------

Andrew M. McCullagh
Senior Portfolio Manager
April 9, 2001

The Fund's Results

Municipal bonds performed well during the six months ended February 28, 2001. The U.S. economy began slowing significantly in autumn of 2000, which eventually prompted the Federal Reserve to enact aggressive interest rate cuts in January 2001. The slowing economy impacted credit ratings in the corporate sector, but as of yet has not affected municipals. Municipal credit quality remained at very high levels during the period, and rating agencies continued to upgrade many more municipal bonds than they downgraded (Source: Moody's Investors Service).

The healthcare sector remained weak during the period, as it had been prior to the economic slowdown. We believe the weakness in healthcare constitutes a secular and not a cyclical slump. Instead, we have focused more on areas such as investment-grade housing bonds and development bonds.

Delaware Tax-Free New Mexico Fund

We have consistently managed Delaware Tax-Free New Mexico Fund for income. As of February 28, 2001, your Fund's dividend return was 4.75%. During the six months ended February 28, 2001, your Fund returned +3.71% (Class A shares at net asset value with distributions reinvested) compared to a 4.29% gain for the Lipper Other States Municipal Debt Funds Average.

Throughout much of the period, there was a notable lack of municipal bond supply in New Mexico, and we continued to look for the best relative-value securities, keeping a bias toward yield. As of February 28, 2001, the largest positions in the Fund were in investment-grade, single-family housing bonds, multi-family housing bonds, and pollution control revenue bonds. The economy in New Mexico has generally not been as strong as those in some of its neighboring states where we also manage funds, such as California, Arizona, and Colorado. It continues to be a challenge finding securities that are strong upgrade candidates within the state. Therefore, we expect that our management approach of seeking the best relative value will remain in place in 2001 for both income and total return.

Outlook

We expect to see interest rates continue to decline over the near term, and believe that this creates a positive outlook for municipal bond markets.

In the currently slowing economic environment, we think tax-free issues can continue to perform well, especially if corporate credit continues to sink while municipal credit remains strong. Municipals are currently cheap relative to U.S. Treasury securities by historical standards, and we are optimistic that investors seeking high credit qualities will continue looking toward municipal bond markets.

We believe that tax-free bonds offer diversification, and will continue to play an important role in individual investors' portfolios. Going forward, we will be monitoring the effects that the U.S. economy has on our markets, in an effort to bring you the best possible results from your investment in municipal bonds.

FUND BASICS
-----------
As of February 28, 2001

Fund Objective
The Fund seeks as high a level of current income exempt from federal income tax and from the New Mexico state personal income tax as is consistent with preservation of capital.

Total Fund Net Assets
$24.66 million

Number of Holdings
24

Fund Start Date
October 5, 1992

Your Fund Manager
Andrew M. McCullagh joined Delaware Investments in 1997 after holding investment management positions at Kirchner, Moore & Co. He holds a bachelor's degree from Washington College and a graduate certificate in public finance from the University of Michigan.

Nasdaq Symbols
Class A         VNMTX
Class B         DVWBX
Class C         DVWCX

DELAWARE TAX-FREE NEW MEXICO FUND PERFORMANCE
---------------------------------------------

Average Annual Total Returns
Through February 28, 2001                      Lifetime    Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 10/5/92)
   Excluding Sales Charge                        +6.26%      +5.19%      +10.26%
   Including Sales Charge                        +5.77%      +4.39%       +6.15%
--------------------------------------------------------------------------------
Class B (Est. 3/3/94)
   Excluding Sales Charge                        +4.60%      +4.43%       +9.44%
   Including Sales Charge                        +4.60%      +4.09%       +5.44%
--------------------------------------------------------------------------------
Class C (Est. 5/7/96)
   Excluding Sales Charge                        +5.08%                   +9.46%
   Including Sales Charge                        +5.08%                   +8.46%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and, where indicated, any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free New Mexico Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

Statement of Net Assets

DELAWARE TAX-FREE NEW MEXICO FUND
---------------------------------

                                                        Principal       Market
February 28, 2001 (Unaudited)                             Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds - 90.91%
Higher Education Revenue Bonds - 8.60%
New Mexico Education Assistance Foundation
   6.65% 11/1/25 ...................................   $1,000,000     $1,043,580
University of New Mexico Revenue
   6.00% 6/1/25 (MBIA) .............................    1,000,000      1,078,300
                                                                      ----------
                                                                       2,121,880
                                                                      ----------
Highway Revenue Bonds - 4.48%
New Mexico State Highway Commission
   Tax Revenue 6.00% 6/15/15 .......................    1,000,000      1,103,670
                                                                      ----------
                                                                       1,103,670
                                                                      ----------
Hospital Revenue Bonds - 8.44%
New Mexico State Hospital Equipment Council
   Hospital Revenue 5.50% 6/1/28 ...................    1,500,000      1,146,540
New Mexico State Hospital Equipment
   (Memorial Medical Center Project)
   6.40% 6/1/16 ....................................    1,000,000        935,270
                                                                      ----------
                                                                       2,081,810
                                                                      ----------
Housing Revenue Bonds - 32.04%
Bernalillo County Mutifamily Revenue
   (Vista Montana Apartments Project)
   5.40% 12/1/31 (MBIA) ............................    1,000,000        990,130
Carlsbad Housing Multifamily Revenue
   (Colonial Hillcrest) 7.375% 8/1/27 ..............    1,000,000      1,011,540
New Mexico Mortgage Finance Authority
   Series 1994B 6.75% 7/1/25
   (GNMA/FNMA) .....................................    1,000,000      1,117,060
   Series 1994F 6.95% 1/1/26
   (GNMA/FNMA) .....................................    1,000,000      1,132,750
   Series 1996G 6.85% 1/1/21
   (GNMA/FNMA) .....................................    1,500,000      1,632,465
New Mexico Mortgage Finance Authority
   Single Family 5.875% 9/1/21
   (GNMA/FHLMC) ....................................      500,000        516,765
Santa Fe Single Family Mortgage Revenue
   6.20% 11/1/16 (FNMA/GNMA) .......................      555,000        567,848
Southeastern New Mexico Affordable Housing
   (Casa Hermosa Apartments)
   7.25% 12/1/27 ...................................    1,000,000        933,130
                                                                      ----------
                                                                       7,901,688
                                                                      ----------

                                                       Principal        Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Pollution Control Revenue Bonds - 12.41%
Farmington Pollution Control Revenue
   6.15% 11/1/13 ...................................   $1,000,000     $1,000,840
Farmington Pollution Control Revenue
   (Public Service Company Project)
   6.375% 4/1/22 (ACA/CBI) .........................    1,000,000      1,028,200
Lordsburg Pollution Control Revenue
   6.50% 4/1/13 ....................................    1,000,000      1,032,620
                                                                      ----------
                                                                       3,061,660
                                                                      ----------
Power Revenue Bonds - 4.38%
Los Alamos Utility System Revenue 1994A
   6.00% 7/1/15 (FSA) ..............................    1,000,000      1,079,600
                                                                      ----------
                                                                       1,079,600
                                                                      ----------
Recreational Revenue Bonds - 3.52%
Santa Fe Municipal Recreation Complex
   Net Revenue 5.625% 12/1/23 ......................      925,000        869,065
                                                                      ----------
                                                                         869,065
                                                                      ----------
Other Revenue Bonds - 17.04%
Albuquerque Special Assessment #223
   6.45% 1/1/15 ....................................      325,000        325,826
Bernalillo County Gross Receipts Tax Revenue
   5.25% 10/1/26 ...................................    1,000,000      1,000,290
   5.25% 4/1/27 ....................................    1,000,000      1,030,840
San Juan Gross Receipts
   5.55% 3/15/16 (AMBAC) ...........................      750,000        792,263
Truth or Consequences Gross Tax Receipts
   6.30% 7/1/16 ....................................    1,000,000      1,052,790
                                                                      ----------
                                                                       4,202,009
                                                                      ----------
Total Municipal Bonds (cost $21,953,900)............                  22,421,382
                                                                      ----------

                                                         Number of      Market
Delaware Tax-Free New Mexico Fund                          Shares       Value
--------------------------------------------------------------------------------
Short-Term Investments - 2.10%
Dreyfus Tax Exempt Cash Fund .........................    518,302    $   518,302
                                                                     -----------
Total Short-Term Investments
   (cost $518,302) ...................................                   518,302
                                                                     -----------
Total Market Value of Securities - 93.01%
   (cost $22,472,202) ................................                22,939,684

Receivables and Other Assets
   Net of Liabilities - 6.99% ........................                 1,723,678
                                                                     -----------
Net Assets Applicable to 2,281,469 Shares
   Outstanding - 100.00% .............................               $24,663,362
                                                                     ===========
Net Asset Value - Delaware Tax-Free New Mexico
   Fund Class A shares
   ($21,462,961 / 1,985,670 shares) ..................                    $10.81
                                                                          ------
Net Asset Value - Delaware Tax-Free New Mexico
   Fund Class B shares
   ($2,647,008 / 244,619 shares) .....................                    $10.82
                                                                          ------
Net Asset Value - Delaware Tax-Free New Mexico
   Fund Class C shares
   ($553,393 / 51,180 shares) ...........................                 $10.81
                                                                          ------

--------------------------------------------------------------------------------
Components of Net Assets at February 28, 2001:
Shares of beneficial interest (unlimited
   authorization - no par) ......................................   $24,796,307
Undistributed net investment income .............................           584
Accumulated net realized loss on investments ....................      (601,011)
Net unrealized appreciation of investments ......................       467,482
                                                                    -----------
Total net assets ................................................   $24,663,362
                                                                    ===========
Summary of Abbreviations:
ACA - Insured by American Capital Access
AMBAC - Insured by the AMBAC Indemnity Corporation
CBI - Certificate of Bond Insurance
FHLMC - Insured by the Federal Home Loan Mortgage Corporation
FNMA - Insured by Fannie Mae
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
   Delaware Tax-Free New Mexico Fund..............................
Net asset value Class A shares (A)                                       $10.81
Sales charge (3.75% of offering price or 3.89%
   of amount invested per share) (B)..............................         0.42
                                                                         ------
Offering price                                                           $11.23
                                                                         ======
-----------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statement of Assets and Liabilities

February 28, 2001 (Unaudited)                  Delaware Tax-Free New Mexico Fund
--------------------------------------------------------------------------------
Assets:
Investments at market (cost $22,472,202) ........................... $22,939,684
Subscriptions receivable ...........................................   1,462,500
Interest receivable ................................................     347,913
                                                                     -----------
Total assets .......................................................  24,750,097
                                                                     -----------
Liabilities:
Liquidations payable ...............................................      23,326
Dividends payable ..................................................      19,387
Other liabilities and accrued expenses .............................      44,022
                                                                     -----------
Total liabilities ..................................................      86,735
                                                                     -----------
Total Net Assets ................................................... $24,663,362
                                                                     ===========

                             See accompanying notes

Statement of Operations

Six Months Ended February 28, 2001 (Unaudited)                        Delaware Tax-Free New Mexico Fund
-------------------------------------------------------------------------------------------------------
Investment Income:
Interest ...................................................................    $709,657
                                                                                --------
Expenses:
Management fees ............................................................      64,259
Distribution expense .......................................................      40,853
Dividend disbursing and transfer agent fees and expenses ...................       8,296
Accounting and administration ..............................................       4,818
Reports and statements to shareholders .....................................       1,966
Trustees' fees .............................................................         442
Registration fees ..........................................................         300
Custodian fees and expenses ................................................         210
Taxes (other than taxes on income) .........................................          60
Professional fees ..........................................................          30
Other ......................................................................         702
                                                                                --------
                                                                                               121,936
Less expenses paid indirectly ..............................................                      (479)
                                                                                              --------
Total operating expenses ...................................................                   121,457
                                                                                              --------
Net Investment Income ......................................................                   588,200
                                                                                              --------
Net Realized and Unrealized Gain on Investments:
Net realized gain on investments ...........................................                    38,158
Net change in unrealized appreciation of investments .......................                   223,698
                                                                                              --------
Net Realized and Unrealized Gain on Investments ............................                   261,856
                                                                                              --------
Net Increase in Net Assets Resulting from Operations .......................                  $850,056
                                                                                              ========

                             See accompanying notes

Statements of Changes in Net Assets

                                              Delaware Tax-Free New Mexico Fund

------------------------------------------------------------------------------------------------------------
                                                                                 Six Months         Year
                                                                                    Ended           Ended
                                                                                   2/28/01         8/31/00
                                                                                (Unaudited)
Increase in Net Assets from Operations:
Net investment income ........................................................  $   588,200      $ 1,154,788
Net realized gain (loss) on investments ......................................       38,158         (178,276)
Net change in unrealized appreciation/depreciation of investments ............      223,698          (34,558)
                                                                                ----------------------------
Net increase in net assets resulting from operations .........................      850,056          941,954
                                                                                ----------------------------
Distributions to Shareholders from:
Net investment income:
   Class A ...................................................................     (519,529)      (1,020,460)
   Class B ...................................................................      (55,742)        (113,401)
   Class C ...................................................................      (12,345)         (20,927)
                                                                                ----------------------------
                                                                                   (587,616)      (1,154,788)
                                                                                ----------------------------
Capital Share Transactions:
Proceeds from shares sold:
   Class A ...................................................................    2,958,613        2,393,351
   Class B ...................................................................       71,998          358,374
   Class C ...................................................................       25,000          214,002

Net asset value of shares issued upon reinvestment of distributions:
   Class A ...................................................................      251,069          522,534
   Class B ...................................................................       35,195           76,249
   Class C ...................................................................        9,174           17,375
                                                                                ----------------------------
                                                                                  3,351,049        3,581,885
                                                                                ----------------------------
Cost of shares repurchased:
   Class A ...................................................................   (2,136,930)      (3,299,933)
   Class B ...................................................................      (27,391)        (493,958)
   Class C ...................................................................      (41,600)         (56,800)
                                                                                ----------------------------
                                                                                 (2,205,921)      (3,850,691)
                                                                                ----------------------------
Increase (decrease) in net assets derived from capital share transactions ....    1,145,128         (268,806)
                                                                                ----------------------------
Net Increase (Decrease) in Net Assets ........................................    1,407,568         (481,640)

Net Assets:
Beginning of period ..........................................................   23,255,794       23,737,434
                                                                                ----------------------------
End of period ................................................................  $24,663,362      $23,255,794
                                                                                ============================

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                  Delaware Tax-Free New Mexico Fund Class A Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months    Year         Year     Eight Months   Year         Year
                                                                Ended      Ended        Ended       Ended       Ended        Ended
                                                             2/28/01(1)   8/31/00      8/31/99    8/31/98(1)  12/31/97(3)  12/31/96
                                                            (Unaudited)
Net asset value, beginning of period ......................   $10.690     $10.790      $11.450     $11.280      $10.790     $10.890

Income (loss) from investment operations:
  Net investment income ...................................     0.272       0.546        0.537       0.364        0.547       0.540
  Net realized and unrealized gain (loss)
    on investments ........................................     0.120      (0.100)      (0.660)      0.171        0.503      (0.110)
                                                              ---------------------------------------------------------------------
Total from investment operations ..........................     0.392       0.446       (0.123)      0.535        1.050       0.430
                                                              ---------------------------------------------------------------------
Less dividends:
  Dividends from net investment income ....................    (0.272)     (0.546)      (0.537)     (0.365)      (0.560)     (0.530)
                                                              ---------------------------------------------------------------------
  Total dividends .........................................    (0.272)     (0.546)      (0.537)     (0.365)      (0.560)     (0.530)
                                                              ---------------------------------------------------------------------
Net asset value, end of period ............................   $10.810     $10.690      $10.790     $11.450      $11.280     $10.790
                                                              =====================================================================
Total return(2) ...........................................     3.71%       4.36%       (1.17%)      4.81%       10.01%       4.13%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................   $21,463     $20,162      $20,732     $21,155      $18,959     $20,133
  Ratio of expenses to average net assets .................     0.94%       0.99%        0.99%       1.00%        0.99%       0.88%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly .......     0.94%       0.99%        1.01%       1.15%        1.04%       1.07%
  Ratio of net investment income to average
    net assets ............................................     5.12%       5.22%        4.75%       4.81%        5.00%       5.06%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly ..........................     5.12%       5.22%        4.73%       4.66%        4.95%       4.87%
  Portfolio turnover ......................................       25%         33%          37%         20%          28%         42%

-----------
(1) Ratios have been annualized and total returns have not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager. See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                    Delaware Tax-Free New Mexico Fund Class B Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months    Year          Year    Eight Months    Year        Year
                                                                Ended      Ended        Ended       Ended        Ended       Ended
                                                             2/28/01(1)   8/31/00      8/31/99   8/31/98(1)   12/31/97(3)  12/31/96
                                                            (Unaudited)
Net asset value, beginning of period ......................   $10.700     $10.800      $11.460     $11.290      $10.790     $10.890

Income (loss) from investment operations:
  Net investment income ...................................     0.233       0.468        0.453       0.309        0.465       0.460
  Net realized and unrealized gain (loss)
    on investments ........................................     0.119      (0.100)      (0.661)      0.169        0.508      (0.110)
                                                              ---------------------------------------------------------------------
  Total from investment operations ........................     0.352       0.368       (0.208)      0.478        0.973       0.350
                                                              ---------------------------------------------------------------------

Less dividends:
  Dividends from net investment income ....................    (0.232)     (0.468)      (0.452)     (0.308)      (0.473)     (0.450)
                                                              ---------------------------------------------------------------------
  Total dividends .........................................    (0.232)     (0.468)      (0.452)     (0.308)      (0.473)     (0.450)
                                                              ---------------------------------------------------------------------
Net asset value, end of period ............................   $10.820     $10.700      $10.800     $11.460      $11.290     $10.790
                                                              =====================================================================
Total return(2) ...........................................     3.33%       3.59%       (1.91%)      4.29%        9.24%       3.39%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................    $2,647      $2,539       $2,624      $1,782       $1,065        $794
  Ratio of expenses to average net assets .................     1.69%       1.74%        1.74%       1.75%        1.76%       1.61%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly .......     1.69%       1.74%        1.76%       1.90%        1.81%       1.82%
  Ratio of net investment income to average
    net assets ............................................     4.37%       4.47%        4.00%       4.06%        4.23%       4.31%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly ..........................     4.37%       4.47%        3.98%       3.91%        4.18%       4.10%
  Portfolio turnover ......................................       25%         33%          37%         20%          28%         42%

-----------
(1) Ratios have been annualized and total returns have not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                              Delaware Tax-Free New Mexico Fund Class C Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months    Year         Year    Eight Months   Year      Period from
                                                                Ended      Ended        Ended      Ended       Ended       5/7/96(2)
                                                             2/28/01(1)   8/31/00      8/31/99   8/31/98(1)  12/31/97(4) to 12/31/96
                                                            (Unaudited)
Net asset value, beginning of period ......................   $10.700     $10.790      $11.460     $11.280      $10.790     $10.410

Income (loss) from investment operations:
  Net investment income ...................................     0.232       0.469        0.452       0.305        0.459       0.280
  Net realized and unrealized gain (loss)
    on investments ........................................     0.110      (0.090)      (0.670)      0.183        0.495       0.370
                                                              ---------------------------------------------------------------------
  Total from investment operations ........................     0.342       0.379       (0.218)      0.488        0.954       0.650
                                                              ---------------------------------------------------------------------

Less dividends:
  Dividends from net investment income ....................    (0.232)     (0.469)      (0.452)     (0.308)      (0.464)     (0.270)
                                                              ---------------------------------------------------------------------
  Total dividends .........................................    (0.232)     (0.469)      (0.452)     (0.308)      (0.464)     (0.270)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ............................   $10.810     $10.700      $10.790     $11.460      $11.280     $10.790
                                                              =====================================================================

Total return(3) ...........................................     3.23%       3.70%       (1.99%)      4.38%        9.06%       6.30%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................      $553        $555         $381        $394         $315        $341
  Ratio of expenses to average net assets .................     1.69%       1.74%        1.74%       1.75%        1.84%       1.74%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly .......     1.69%       1.74%        1.76%       1.90%        1.89%       1.83%
  Ratio of net investment income to average
    net assets ............................................     4.37%       4.47%        4.00%       4.06%        4.15%       4.21%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly ..........................     4.37%       4.47%        3.98%       3.91%        4.10%       4.12%
  Portfolio turnover ......................................       25%         33%          37%         20%          28%         42%

-----------
(1) Ratios have been annualized and total returns have not been annualized.
(2) Commencement of operations; ratios have been annualized and total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

Notes to Financial Statements

February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------
Voyageur Investment Trust (the "Trust") is organized as a Massachusetts business trust and offers seven series: Delaware Tax-Free California Fund, Delaware Tax-Free Florida Insured Fund, Delaware Tax-Free Florida Fund, Delaware Tax-Free Kansas Fund, Delaware Tax-Free Missouri Fund, Delaware Tax-Free New Mexico Fund and Delaware Tax-Free Oregon Insured Fund. These financial statements and related footnotes pertain to Delaware Tax-Free New Mexico Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended and offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months.

The investment objective of Delaware Tax-Free New Mexico Fund is to seek as high a level of current income exempt from federal income tax and New Mexico state personal income tax, as is consistent with preservation of capital.

1. Significant Accounting Policies The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and

--------------------------------------------------------------------------------
the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated to the Fund on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are accreted to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gains on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $269 for the period ended February 28, 2001. In addition, the Fund receives earnings credits from its custodian when positive balances are maintained, which are used to offset custody fees. The earnings credits for the period ended February 28, 2001 were approximately $210. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize all premiums and discounts on fixed income securities. The Fund does not amortize market discounts currently on fixed income securities, but recognizes the discount at disposition in compliance with the Internal Revenue Code. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of such discounts. The adjustment will effectively be a reclassification between net investment income and net realized appreciation (depreciation) of securities and therefore will not impact total net assets or the net asset value per share of the Fund. Additionally, the above adjustment will have no impact on the Fund's distributions, which are determined in accordance with federal income tax regulations.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion. At February 28, 2001 the Fund had a liability for investment management fees and other expenses payable to DMC of $4,795.

--------------------------------------------------------------------------------
2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
DMC has contracted to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses do not exceed 0.75% of average daily net assets of the Fund through October 31, 2001.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At February 28, 2001 the Fund had a liability for such fees and other expenses payable to DSC of $2,565.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

For the period ended February 28, 2001, DDLP earned $3,032 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
For the period ended February 28, 2001, the Fund made purchases of $2,835,363 and sales of $3,580,504 of investment securities other than U.S. government securities and short-term investments.

At February 28, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At February 28, 2001, the cost of investments was $22,472,202. At February 28, 2001, the net unrealized appreciation (depreciation) was $467,482 of which $946,161 related to unrealized appreciation of investments and $478,679 related to unrealized depreciation of investments.

For federal income tax purposes, the Fund had accumulated capital losses as of February 28, 2001, of $494,628 which may be carried forward and applied against future capital gains. Such capital loss carry forwards expire as follows:
$161,295-2002; $277,128-2003; $22,469-2004 and $33,736-2008.

--------------------------------------------------------------------------------
4. Capital Shares
Transactions in capital shares were as follows:
                                                         Six Months    Year
                                                           Ended       Ended
                                                          2/28/01     8/31/00
                                                        (Unaudited)
Shares sold:
  Class A ...........................................     275,333     228,081
  Class B ...........................................       6,683      33,833
  Class C ...........................................       2,336      20,322

Shares issued upon reinvestment of
  distributions:
  Class A ...........................................      23,445      49,825
  Class B ...........................................       3,281       7,272
  Class C ...........................................         856       1,659
                                                         --------    --------
                                                          311,934     340,992
                                                         --------    --------

Shares repurchased:
  Class A ...........................................    (198,681)   (314,321)
  Class B ...........................................      (2,520)    (46,921)
  Class C ...........................................      (3,857)     (5,467)
                                                         (205,058)   (366,709)
                                                         --------    --------
Net increase (decrease) .............................     106,876     (25,717)
                                                         ========    ========
5. Lines of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement.

The Fund had no amounts outstanding as of February 28, 2001, or at any time during the period.

6. Credit and Market Risk
The Fund concentrates its investments in securities mainly issued by the state's municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital                    International and Global             Tax-Exempt Income
  o  Technology and                    o  Emerging Markets Fund             o  National High-Yield
     Innovation Fund                   o  New Pacific Fund                      Municipal Bond Fund
  o  American Services Fund            o  Overseas Equity Fund              o  Tax-Free USA Fund
  o  Select Growth Fund                o  International Equity Fund         o  Tax-Free Insured Fund
  o  Trend Fund                        o  Global Equity Fund                o  Tax-Free USA
  o  Growth Opportunities              o  Global Bond Fund                      Intermediate Fund
      Fund                                                                  o  State Tax-Free Funds*
  o  Small Cap Value Fund            Current Income
  o  U.S. Growth Fund                  o  Delchester Fund                 Stability of Principal
  o  Tax-Efficient Equity Fund         o  High-Yield                        o  Cash Reserve
  o  Social Awareness Fund                 Opportunities Fund               o  Tax-Free Money Fund
  o  Growth Stock Fund                 o  Strategic Income Fund
                                       o  Corporate Bond Fund              Asset Allocation
Total Return                           o  Extended Duration                 o  Foundation Funds
  o  Blue Chip Fund                        Bond Fund                            Growth Portfolio
  o  Devon Fund                        o  American Government                   Balanced Portfolio
  o  Growth and Income Fund                Bond Fund                            Income Portfolio
  o  Decatur Equity                    o  U.S. Government
      Income Fund                          Securities Fund
  o  REIT Fund                         o  Limited-Term
  o  Balanced Fund                         Government Fund


* Currently available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, New Jersey, New Mexico, New York, North Dakota, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This semi-annual report is for the information of Delaware Tax-Free New Mexico Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free New Mexico Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in a Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

BOARD OF TRUSTEES                               Thomas F. Madison                           Investment Manager
                                                President and Chief Executive Officer       Delaware Management Company
Charles E. Haldeman, Jr.                        MLM Partners, Inc.                          Philadelphia, PA
Chairman                                        Minneapolis, MN
Delaware Investments Family of Funds                                                        International Affiliate
Philadelphia, PA                                Janet L. Yeomans                            Delaware International Advisers Ltd.
                                                Vice President and Treasurer                London, England
Walter P. Babich                                3M Corporation
Board Chairman                                  St. Paul, MN                                National Distributor
Citadel Constructors, Inc.                                                                  Delaware Distributors, L.P.
King of Prussia, PA                             AFFILIATED OFFICERS                         Philadelphia, PA

David K. Downes                                 William E. Dodge                            Shareholder Servicing, Dividend
President and Chief Executive Officer           Executive Vice President and                Disbursing and Transfer Agent
Delaware Investments Family of Funds            Chief Investment Officer, Equity            Delaware Service Company, Inc.
Philadelphia, PA                                Delaware Investments Family of Funds        Philadelphia, PA
                                                Philadelphia, PA
John H. Durham                                                                              2005 Market Street
Private Investor                                Jude T. Driscoll                            Philadelphia, PA 19103-7057
Horsham, PA                                     Executive Vice President and
                                                Head of Fixed Income
John A. Fry                                     Delaware Investments Family of Funds
Executive Vice President                        Philadelphia, PA
University of Pennsylvania
Philadelphia, PA                                Richard J. Flannery
                                                President and Chief Executive Officer
Anthony D. Knerr                                Delaware Distributors, L.P.
Consultant, Anthony Knerr & Associates          Philadelphia, PA
New York, NY

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC



(4446)                                        Printed in the USA
SA-380 [2/01] BUR 4/01                                      J6958